Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Apollo Medical Management, Inc
(A Development Stage Company)

We have audited the accompanying balance sheet of Apollo Medical Management, Inc (a development stage company) as of January 31, 2008 and the related statements of operations, stockholders' equity, and cash flows for each of the years in the two year period ended January 31, 2008 and for the period from inception (October 17, 2006) to January 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Apollo Medical Management, Inc (a development stage company) as of January 31, 2008, and the results of their operations and their cash flows for each of the years in the two year period ended January 31, 2008 and for the period from inception (October 17, 2006) to January 31, 2007, in conformity with U.S. generally accepted accounting principles.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company is a development stage entity and has accumulated deficit of $153,136 for the period from inception (October 17, 2006) to January 31, 2008, working capital of $28,864 and cash flows from operating activities of $155,555. This factor, as discussed in Note 2 to the financial statements raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to the matter are also described in Note 2. The statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kabani & Company, Inc.
Certified Public Accountants

Los Angeles, California
April 10, 2008

APOLLO MEDICAL MANAGEMENT, INC
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
JANUARY 31, 2008

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$44,352
Prepaid expenses	15,719
Total Current Assets	$60,071

LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES:
Accrued expenses	$13,300
Due to related parties	17,907
Total current liabilities	31,207

STOCKHOLDERS' DEFICIT:
Preferred stock, par value $.0001 per share; 25,000,000 shares authorized; none issued	-
Common stock, $.0001 par value; 100,000,000 shares authorized; 11,064,000 shares issued and 10,364,000 shares outstanding	1036
Additional paid in capital	180,964
Accumulated deficit	(153,136)
Total stockholders' deficit	28,864
Total liabilities and stockholder's deficit	$60,071

The accompany notes are an integral part of these audited financial statements

APOLLO MEDICAL MANAGEMENT, INC
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED JANUARY 31, 2008 AND 2007
AND FOR THE PERIOD FROM INCEPTION (OCTOBER 17, 2006) TO JANUARY 31, 2008

	For the Year Ended January 31,		For The Period From October 17, 2006 (Inception) to January 31,
	2008	2007	2008
NET REVENUE	$90,500	$45,000	$135,500

COST OF REVENUE	44,643	3,124	47,767

GROSS PROFIT	45,857	41,876	87,733

OPERATING EXPENSES
General and administrative expenses	199,519	39,750	239,269

NET LOSS BEFORE INCOME TAXES	(153,662)	2,126	(151,536)

Provision for Income Tax	800	800	1,600

NET LOSS	$(154,462)	$1,326	$(153,136)
#REF!		#REF!
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING, BASIC AND DILUTED	10,105,710	9,433,962

*BASIC AND DILUTED NET LOSS PER SHARE	$(0.02)	$-

The accompanying notes are an integral part of these audited financial statements

* Weighted average number of shares used to compute basis and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive

APOLLO MEDICAL MANAGEMENT, INC
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JANUARY 31, 2008 AND 2007
AND FOR THE PERIOD FROM INCEPTION (OCTOBER 17, 2006) TO JANUARY 31, 2008

	January 31		For the period from October 17, 2006 (inception) to January 31,
	2008	2007	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(154,462)	$1,326	$(153,136)
Adjustments to reconcile netincome/(loss) to net cash used in operating activities:
Change in assets and liabilities
Prepaid expense	(1,320)	(14,398)	(15,719)
Accrued expenses	(1,756)	15,057	13,300
Net cash provided by/(used in) operating activities	(157,539)	1,984	(155,555)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Issuance of Shares	182,000	-	182,000
Proceeds from (payments to) related party loans	17,707	200	17,907
Net cash provided by financing activities	199,707	200	199,907

NET INCREASE IN CASH & CASH EQUIVALENTS	42,168	2,184	44,352

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	2,184	-	-

CASH & CASH EQUIVALENTS, ENDING BALANCE	$44,352	$2,184	$44,352

The accompanying notes are an integral part of these audited financial statements

APOLLO MEDICAL MANAGEMENT, INC
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF STOCKHOLDERS' DEFICIT
FOR THE PERIOD FROM OCTOBER 17, 2006 (INCEPTION) TO JANUARY 31, 2008

	Common Stock
	Number of		Additional	Accumulated	Stockholders'
	shares	Amount	paid in capital	Deficit	equity (deficit)
Issuance of founders shares	10,000,000	$1000	$(1000)	$-	-

Net income				1326	1326

Balance at January 31, 2007	10,000,000	$1000	(1000)	-	-

Issuance of shares for cash	364,000	36	181,964	-	182,000

Net loss for the year ended January 31, 2008	-		-	(154,462)	(154,462)

Balance at January 31, 2008	10,364,000	$1036	$180,964	$(153,136)	$28,864

The accompany notes are an integral part of these audited financial statements

APOLLO MEDICAL MANAGEMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008

NOTE 1 -	DESCRIPTION OF DEVELOPMENT STAGE OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of operations

Apollo Medical Management, Inc., a Delaware corporation (the "Company"), was incorporated on October 17, 2006

The Company is a medical management company focused on managing the provision of hospital-based medicine through its Affiliated Medical Groups, which currently consist of ApolloMed Hospitalists (“AMH”) and Apollo Medical Associates (“AMA”). The Company’s goal is to become a leading provider of management services to medical groups that provide comprehensive inpatient care services such as hospitalists, emergency room physicians, and other hospital-based specialists.

The Company has contracted to provide management services to AMH and AMA, both of which are affiliates of the Company, by virtue of their management agreements with the Company and/or common management and/or common ownership by Warren Hosseinion, M.D. and Adrian Vazquez, M.D., who are also the Company’s directors and executive officers. AMH was founded in June 2001 and currently provides hospitalist services at seven hospitals. AMA was founded in October 2006 as a vehicle for acquisition of hospital-based medical practices.

Development stage operations

The Company is a development stage company as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises.” Since inception, operations have been devoted to acquire or manage medical practices and, to raise capital. The Company is devoting substantially all of its present efforts to establishing its new business, and its planned principal operations have not yet commenced. All losses accumulated since inception has been considered as part of the Company’s development stage activities.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, as required.

Stock-based compensation

On October 17, 2006 the Company adopted SFAS No. 123R, “Share-Based Payment, an Amendment of FASB Statement No. 123.” As of the date of this report the Company has no stock based incentive plan in effect.

APOLLO MEDICAL MANAGEMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008

Basic and Diluted Earnings Per Share

Earnings per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share”. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net income (loss) per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net income per share is based upon the weighted average number of common shares outstanding. Diluted net income (loss) per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Cash and cash equivalents

Cash and cash equivalents include cash in bank representing Company’s current operating account.

Income taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Costs of services

The Company bears all the costs of services which include insurance, maintenance, professional privileges and communications costs.

Recently Issued Accounting Pronouncements

In September 2006, FASB issued SFAS 158 'Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R). This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

a.	A brief description of the provisions of this Statement

b.	The date that adoption is required

c.	The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. Currently management has no defined benefit pension and post retirement plan and as such this statement has no effect on the Company’s financial statements.

In February 2007, FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. FAS 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted subject to specific requirements outlined in the new Statement. Therefore, calendar-year companies may be able to adopt FAS 159 for their first quarter 2007 financial statements.

APOLLO MEDICAL MANAGEMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008

The new Statement allows entities to choose, at specified election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. FAS 159 also establishes presentation and disclosure requirements designed to draw comparison between entities that elect different measurement attributes for similar assets and liabilities. Management is currently evaluating the effect of this pronouncement on financial statements.

In December 2007, the FASB issued SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements". This Statement amends ARB 51 to establish accounting and reporting standards for the non-controlling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for the Company's fiscal year beginning October 1, 2009. This pronouncement has no effect on Company’s financial statements as the Company does not have any non controlling interest.

In March 2008, the FASB issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows The new standard also improves transparency about the location and amounts of derivative instruments in an entity's financial statements; how derivative instruments and related hedged items are accounted for under Statement 133; and how derivative instruments and related hedged items affect its financial position, financial performance, and cash flows. . It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. Management is currently evaluating the effect of this pronouncement on financial statements. This pronouncement has no effect on Company’s financial statements as the Company does not have any derivative instruments.

In December 2007, the FASB issued SFAS No. 141(R), "Business Combinations". This Statement replaces SFAS No. 141, Business Combinations. This Statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting (which Statement 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. This Statement also establishes principles and requirements for how the acquirer: a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree; b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase and c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141(R) will apply prospectively to business combinations for which the acquisition date is on or after Company's fiscal year beginning October 1, 2009. At present this pronouncement has no effect on Company’s financial statements.

NOTE 2 - GOING CONCERN MATTERS

The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, during the period from inception (October 17, 2006) to January 31, 2008, the Company has net accumulated deficit of $(153,136), working capital of $28,864 and cash flows from operating activities of $(155,555). These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s need for working capital is a key issue for management and necessary for the Company to meet its goals and objectives. The Company continues to pursue additional capitalization opportunities. There is no assurance, however, that the Company will be successful in meeting its goals and objectives in the future.

The financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company has taken certain restructuring steps to provide the necessary capital to continue its operations. These steps included: 1) identification and integration of profitable businesses with the Company’s existing operations 2) raise funds through private placement

APOLLO MEDICAL MANAGEMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008

NOTE 3 - PREPAID EXPENSES

Prepaid Expenses consist of the following:

January 31, 2008

Prepaid Professional Fees	$2,292

Prepaid Insurance	13,427

$15,719

The Company is responsible for providing malpractice insurance coverage to the ‘ApolloMed Hospitalists’ an affiliated company as part of its management service agreement.

NOTE 4 - ACCRUED EXPENSES

Accrued expenses consist of the following:

January 31, 2008

Accrued professional fees	$12,443

Accrued Payroll Taxes	857

$13,300

NOTE 5 -RELATED PARTY TRANSACTION

As of January 31, 2008, the company had an unsecured, non interest bearing, due on demand loan of $17,907 payable to a director and shareholder. The loan is advance to the Company to open bank accounts and to pay for insurance malpractice.

During the year ended January 31, 2008 the Company generated revenue of $95,000 compared to $45,000 in 2007 by providing management services to the ‘ApolloMed Hospitalists’ (AMH), an affiliated company with common ownership interest.

On July 18, 2007 ApolloMed Hospitalists, A Medical Corporation (“AMH”) and the Company entered into an agreement whereby ApolloMed Hospitalists is allowing the Company exclusive use of its proprietary ApolloWeb web-based database beginning on August 1, 2007. AMH will, until further notice, not bill the Company for using its software. Apollo Medical Management, Inc., in lieu of free use of the software, will not bill AMH, until further notice, its management fee beginning on August 1, 2007. The Company currently charges a management fee of 10% of AMH net revenue. Both parties agree to continue this arrangement until further notice.

APOLLO MEDICAL MANAGEMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008

NOTE 6 - STOCKHOLDERS' EQUITY

a) Capitalization

The total number of shares of stock which the Company has the authority to issue is 125,000,000 consisting of 100,000,000 shares of common stock, $0.0001 par value, 25,000,000 shares of preferred stock, $0.0001 par value. The total number of shares of the Company’s common stock issued is 11,064,000 and outstanding is 10,364,000 as of January 31, 2008.

b) Issuance of founders shares

During the period from inception (October 17, 2006) to January 31, 2008, the Company issued 5,000,000 shares to each of its two executive officers as founders shares.

c) Issuance of shares for services

During the period from inception (October 17, 2006) to January 31, 2008, the Company transferred to escrow 300,000 shares in the name of RBS Technologies, LLC, which were later cancelled and reissued and transferred to escrow in the name of Stonecreek Associates, Inc. on April 23, 2007 based on the supplemental agreement, to provide consulting services.

During the period from inception (October 17, 2006) to January 31, 2008 the Company transferred to escrow 400,000 shares in the name of Westcap Securities, Inc to provide financial advisory services.

At the date of this report these (Stonecreek & Westcap) shares are held in the Escrow and are subject to the completion of the services based on the individual agreements (See note 8). These shares have been classified as issued but not outstanding, at January 31, 2008, in the accompanying financial statements.

d) Issuance of shares to investors

During the period February 1, 2007 to July 31, 2007, the Company issued 364,000 shares to investors for a total cash value $182,000, resulting in common stock amounting to $36 and additional paid-in capital of $181,964. As part of issuance of shares for cash the Company granted 91,000 stock warrants to investors. The proceeds from the issuance of the 364,000 shares were recorded net of the fair value of the warrants.

 Warrants outstanding:
	Aggregate intrinsic value	Number of warrants
Outstanding at January 31, 2007	$-	-
Granted		91,000
Exercised	-	-
Cancelled	-	-
Outstanding at January 31, 2008	$-	91,000

APOLLO MEDICAL MANAGEMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008

Exercise Price	Warrants outstanding	Weighted average remaining contractual life	Warrants exercisable	Weighted average exercise price
$2.00	91,000	2.7	91,000	$2.00

The grant date fair value of warrants amounting $1,331 which was calculated using the Black-Scholes Option Pricing Model using the following assumptions: risk free rate of return 2.125%, volatility 45.98%, dividend yield of 0% and expected life of 3 years.

NOTE 7 - INCOME TAXES

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109 ("SFAS 109"). Under SFAS 109, deferred income tax assets or liabilities are computed based on the temporary difference between the financial statement and income tax bases of assets and liabilities using the currently enacted marginal income tax rate. Deferred income tax expenses or credits are based on the changes in the deferred income tax assets or liabilities from period to period.

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of Operations:

	2008	2007
Current tax expense:
Federal	-	-
State	800	800
Total current	800	800
Deferred tax credit:
Federal	55,000	-
State	10,000	-
Less: Valuation allowance	(65,000)	-
Net deferred tax credit	-	-
Tax expense	$800	$800

The components of deferred tax assets are summarized below:

	2008	2007
Deferred tax asset:
Federal
Balance carry forward January 31, 2007	$-	$-
Net loss for 2008	55,000	-
State
Balance carry forward January 31, 2007	-	-
Net loss for 2008	10,000
Total deferred tax asset	65,000	-
Less: Valuation allowance	(65,000)	-
Deferred tax asset	$-	$-

APOLLO MEDICAL MANAGEMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of Operations:

	2008	2007
Tax expense (credit) at statutory -rate - Federal	34%	34%
State tax expense net of federal tax	6%	6%
Less: Valuation allowance	(40)%	(40)%
Tax expense at actual rate	0%	0%

NOTE 8 - COMMITMENTS & CONTINGENCIES

Consulting Agreements:

On September 5, 2006, ApolloMed Hospitalists, Inc (AMH) a Medical Corporation and its affiliates, subsequently Apollo Medical Management, Inc., entered into a consulting agreement with RBS Technologies, LLC (RBS), which was later assigned to Stonecreek Associates, Inc. on April 23, 2007. According to the terms of this agreement i) RBS will provide certain services to AMH and its affiliated management company in connection with a reverse merger or similar transaction to which the Company, subsequently Apollo Medical Management, Inc., will be a party; ii) prior to the transaction the Company will issue to RBS 300,000 shares of its common stock, as such amount may be adjusted pursuant to the terms of the consulting agreement.

AMH and RBS (subsequently Stonecreek) desire that AMH (or, following its incorporation, the Company, if AMH so elects in its sole and absolute discretion) acts as escrow agent to hold the certificates representing the stock and to deliver the certificates to Stonecreek only if, as and when the transaction is consummated.

The agreement and the shares to be issued according to the agreement, between AMH and RBS Technologies, LLC were assigned to Stonecreek Associates, Inc. on April 23, 2007. On October 18, 2007, Stonecreek Associates, Inc. entered into an agreement with Apollo Medical Management, Inc., which supplements the agreement between RBS Technologies, LLC and ApolloMed Hospitalists dated September 5, 2006. According to the terms, Stonecreek will provide the Company with advice in connection with Financing, which is defined as any capital raising event in which the source of capital has been identified by either Westcap Securities, Inc., Stonecreek or a third party introduced to the Company by Stonecreek. In consideration for its advisory services, the Company agrees to pay Stonecreek a bonus fee of two percent (2%) of the gross proceeds of the financing. The bonus fee is immediately payable in cash upon closing of the first financing or at any successive closing(s) of subsequent financing tranches. The bonus fee herein replaces the cash fee portion of compensation according to the RBS Technologies agreement with AMH.

On September 5, 2006, Westcap Securities, Inc was engaged by ApolloMed Hospitalist, Inc (AMH) a Medical Corporation and an affiliate to the Company to act as exclusive financial adviser. According to the terms of the engagement agreement, Westcap will provide following services.

APOLLO MEDICAL MANAGEMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008

a)	Provide advice regarding capital formation and financial market awareness

b)	Provide advice on market potential, financial outlook, and valuation

c)	Assist in the “going public” strategy of the Company

d)	Assist in preparing marketing materials for proposed financing of the Company

e)	Provide general assistance as request by management

The expiration date of the agreement was November 28, 2006 or the completion of a transaction if in process. For services rendered Westcap will receive at the time of closing of a transaction contemplated by the agreement 400,000 shares in AMH (on a post - reverse split basis in AMH or the successor management company). This share amount is based upon a total of 13,000,000 fully diluted shares outstanding for the Company prior to the closing of the initial financing. Any change in the pre - financing fully diluted amount will adjust the share amount due to Westcap on a proportional basis.

On September 5, 2006, Westcap Securities, Inc was engaged by ApolloMed Hospitalist, Inc (AMH) a Medical Corporation and an affiliate to the Company to act as lead placement agent in the proposed offering, issuance and sale of the company’s stock, preferred stock, convertible debentures, debt or any other securities by the company or other similar financing transaction. The expiration date of the agreement was November 28, 2006 or at such date as may be mutually agreed upon by the parties in writing.

The company agrees to pay Westcap for its services a fee (Transaction Fee) equal to 8% and a non-accountable fee of 3% of the aggregated gross proceeds received by the company from the sale of securities in any transaction during the term. In addition, the company agrees to pay Westcap for its services a fee in the form of warrants (Warrant Fee) equal to 3% of the aggregated gross proceeds received by the company from the sale of securities in any transaction during the term. Lastly, the company agrees to pay Westcap for its services a fee (Warrant Exercise Fee) equal to 5% of the aggregated proceeds received by the company as a result of warrants exercised by investors, on the warrants received as a result of the transaction including issuance of any additional warrants pursuant to a “green shoe” if applicable, at any time they are exercised. The transaction fee shall be due and payable and warrant fee shall be issued on the closing of any transaction. The warrant exercise fee shall be payable within 10 business days of receipt of good funds by the company as a result of the exercise of the warrants. In regards to gross proceeds that are not secured by Westcap, the company will pay to Westcap a cash commission of 3.5% of these gross proceeds.

APOLLO MEDICAL MANAGEMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2008

Employment Agreements:

On March 1st, 2007 the Company entered into an employment agreement with Jagdish Belgaum. As per the terms of the agreement Jagdish will provide services as Chief Technology Officer of the Company for the period of year starting the date of the agreement. As part of compensation, the Company will pay Jagdish $1.0 per annum as salary. In addition Jagdish will received stock options to purchase an aggregate of 75,000 shares of common stock with an exercise price of $0.10 per share subject to adoption and approval of stock option or similar plan by the shareholders.

On March 14th, 2007 the Company entered into an employment agreement with Roy Fu, M.D. As per the terms of the agreement Roy will provide services as Chief Medical Officer of the Company for the period of year starting the date of the agreement. As part of compensation, the Company will pay Roy $1.0 per annum as salary. In addition Roy will received stock options to purchase an aggregate of 125,000 shares of common stock with an exercise price of $0.10 per share subject to adoption and approval of stock option or similar plan by the shareholders.

On June 4th, 2007 the Company entered into an employment agreement with Valente C Ramos, M.D. As per the terms of the agreement Valente will provide services as Vice President of Operations of the Company for the period of year starting the date of the agreement. As part of compensation, the Company will pay Valente $1.0 per annum as salary. In addition Valente will received stock options to purchase an aggregate of 200,000 shares of common stock with an exercise price of $0.10 per share subject to adoption and approval of stock option or similar plan by the shareholders.

NOTE 9 - SUBSEQUENT EVENTS

Consulting Agreement:

FA Corp. entered into an agreement with Apollo Medical Management, Inc. on February 11, 2008. FA agrees to provide the Company with advice on accounting and financial matters involved with reverse mergers and PIPE transactions; as well as on-going accounting, SEC financial reporting and “Public Company” related issues. According to the terms of the Consulting Agreement, FA Corp. will receive the amount of eight thousand dollars ($8,000.00) per month and 1/60 of 4.99 percent of the total shares outstanding on a fully-diluted basis, upon closing of the reverse merger, in the form of restricted common stock. All shares shall be placed in escrow maintained at all times by the Company, and issued according to the above formula on the last day of each month. Either party can terminate this Consulting Agreement at any time for any reason, with or without cause, by giving written notice to the other party, it being understood that upon termination, the Agreement shall have no further force or effect.